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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2012

NRG ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)

211 Carnegie Center, Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)

(609) 524-4500
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

        The purpose of this current report on Form 8-K is to update the joint proxy statement/prospectus (the "Joint Proxy Statement/Prospectus") included in the Registration Statement on Form S-4, file No. 333-183334 (the "Registration Statement"), filed by NRG Energy, Inc. ("NRG") with the Securities and Exchange Commission (the "SEC") and declared effective by the SEC on October 5, 2012, concerning the proposed merger of NRG and GenOn Energy, Inc. ("GenOn"). The Joint Proxy Statement/Prospectus was first mailed to the respective stockholders of NRG and GenOn on or about October 10, 2012.

        As disclosed in the Joint Proxy Statement/Prospectus, following the announcement of the execution of a definitive merger agreement between NRG and GenOn, nine lawsuits raising claims on behalf of a purported class of GenOn stockholders were filed in the Delaware Court of Chancery against GenOn, members of GenOn's board of directors, NRG and Plus Merger Corporation, which lawsuits were subsequently consolidated into a single action captioned In re GenOn Energy, Inc. Shareholders Litigation, Consolidated C.A. No. 7721-VCN (the "Delaware Action").

        On October 24, 2012, the parties to the Delaware Action entered into a memorandum of understanding with respect to a proposed settlement of the Delaware Action, pursuant to which the parties have agreed, among other things, that GenOn and NRG will make certain supplemental disclosures related to the proposed merger, all of which are set forth in a supplement to the Joint Proxy Statement/Prospectus (the "Proxy Supplement").

        A copy of the Proxy Supplement is filed herewith as Exhibit 99.1 and incorporated by reference herein. The Proxy Supplement should be read in conjunction with the Joint Proxy Statement/Prospectus, which should be read in its entirety. The information contained in this Current Report on Form 8-K (and in the Exhibit hereto) is incorporated by reference into the Registration Statement and the Joint Proxy Statement/Prospectus included therein.

        In addition to the disclosure in the "Litigation Relating to the Merger" section of the Joint Proxy Statement/Prospectus and the disclosure in the attached Proxy Supplement, on October 25, 2012, the United States District Court for the Southern District of Texas issued an order staying the lawsuit captioned Bushansky v. GenOn Energy, Inc. et al., No. 4:12-CV-02257 until the later of the resolution of a motion for preliminary injunction or the final settlement of the aforementioned Delaware Action.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits

Exhibit Number	Description of Exhibit
99.1	Supplement to Joint Proxy Statement/Prospectus, dated October 24, 2012.

 Forward Looking Statements

        In addition to historical information, the information presented in this report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks and uncertainties and can typically be identified by terminology such as "may," "will," "should," "could," "objective," "projection," "forecast," "goal," "guidance," "outlook," "expect," "intend," "seek," "plan," "think," "anticipate," "estimate," "predict," "target," "potential" or "continue" or the negative of these terms or other comparable terminology. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed transaction between NRG and GenOn, each party's and the combined company's future revenues, income, indebtedness, capital structure, plans, expectations, objectives, projected financial performance and/or business results and other future events, each party's views of economic and market conditions, and the expected timing of the completion of the proposed transaction.

        Forward-looking statements are not a guarantee of future performance and actual events or results may differ materially from any forward-looking statement as result of various risks and uncertainties, including, but not limited to, those relating to: the ability to satisfy the conditions to the proposed transaction between NRG and GenOn, the ability to successfully complete the proposed transaction (including any financing arrangements in connection therewith) in accordance with its terms and in accordance with expected schedule, the ability to obtain stockholder, regulatory or other approvals for the proposed transaction, or an inability to obtain them on the terms proposed or on the anticipated schedule, diversion of management attention on transaction-related issues, impact of the transaction on relationships with customers, suppliers and employees, the ability to finance the combined business post-closing and the terms on which such financing may be available, the financial performance of the combined company following completion of the proposed transaction, the ability to successfully integrate the businesses of NRG and GenOn, the ability to realize anticipated benefits of the proposed transaction (including expected cost savings and other synergies) or the risk that anticipated benefits may take longer to realize than expected, legislative, regulatory and/or market developments, the outcome of pending or threatened lawsuits, regulatory or tax proceedings or investigations, the effects of competition or regulatory intervention, financial and economic market conditions, access to capital, the timing and extent of changes in law and regulation (including environmental), commodity prices, prevailing demand and market prices for electricity, capacity, fuel and emissions allowances, weather conditions, operational constraints or outages, fuel supply or transmission issues, hedging ineffectiveness.

        Additional information concerning other risk factors is contained in NRG's and GenOn's most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings.

        Many of these risks, uncertainties and assumptions are beyond NRG's ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made, and NRG does not undertake any obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this communication. All subsequent written and oral forward-looking statements concerning NRG, GenOn, the proposed transaction, the combined company or other matters and attributable to NRG, GenOn or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Additional Information about the Proposed Transaction and Where You Can Find It

        In connection with the proposed merger between NRG and GenOn, NRG filed with the Securities and Exchange Commission ("SEC") a registration statement on Form S-4 that includes a joint proxy statement of NRG and GenOn and that also constitutes a prospectus of NRG. The registration statement was declared effective by the SEC on October 5, 2012. NRG and GenOn first mailed the joint proxy statement/prospectus to their respective stockholders on or about October 10, 2012. NRG and GenOn may also file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF NRG AND GENON ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders may obtain free copies of the joint proxy statement/prospectus and other documents containing important information about NRG and GenOn through the website maintained by the SEC at www.sec.gov. In addition, NRG makes available free of charge at www.nrgenergy.com (in the "Investors" section), copies of materials it files with, or furnish to, the SEC.

Participants In The Merger Solicitation

        NRG, GenOn, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of NRG and GenOn in connection with the proposed transaction. Information about the directors and executive officers of NRG is set forth in its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on March 12, 2012. Information about the directors and executive officers of GenOn is set forth in its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on March 30, 2012. Other information regarding the participants in the proxy solicitation can be found in the above-referenced registration statement on Form S-4. These documents can be obtained free of charge from the sources indicated above.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG ENERGY, INC.
Date: October 25, 2012	By:	/s/ DAVID R. HILL Name: David R. Hill Title: Executive Vice President and General Counsel

 EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Supplement to Joint Proxy Statement/Prospectus, dated October 24, 2012.

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  Item 8.01 Other Events
  Item 9.01. Financial Statements and Exhibits.
Forward Looking Statements
Additional Information about the Proposed Transaction and Where You Can Find It
Participants In The Merger Solicitation
SIGNATURES
EXHIBIT INDEX